UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 23, 2020

TUESDAY MORNING CORPORATION

(Exact name of registrant as specified in charter)

Delaware	0-19658	75-2398532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6250 LBJ Freeway Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)

(972) 387-3562

(Registrant’s telephone number, including area code)

Not applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TUESQ*	*

*As previously disclosed, on May 27, 2020, Tuesday Morning Corporation (the “Company”) was notified by the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) that the Company’s common stock would be delisted from Nasdaq as a result of the Company’s filing of a voluntary petition under Chapter 11 of the United States Bankruptcy Code. On June 8, 2020, trading in the Company’s common stock on Nasdaq was suspended, and on July 1, 2020, Nasdaq filed a Form 25 with the SEC to delist the Company’s common stock. The deregistration of the common stock under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) will be effective 90 days, or such shorter period as the SEC may determine, after filing of the Form 25. Upon deregistration of the common stock under Section 12(b) of the Exchange Act, the common stock will remain registered under Section 12(g) of the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, on May 27, 2020 (the “Petition Date”), the Company and certain of its direct and indirect subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (the “Bankruptcy Court”). The Chapter 11 Cases are being administered jointly under the caption “In re: Tuesday Morning Corporation, et. al., Case No. 20-31476-HDH-11.”

On September 23, 2020, the Debtors filed with the Bankruptcy Court a proposed Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code (the “Plan”) and a proposed Disclosure Statement in Support of the Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code (the “Disclosure Statement”) describing the Plan and the solicitation of votes to approve the same from certain of the Debtors’ creditors with respect to the Chapter 11 Cases. As noted in the Disclosure Statement, the Company is in discussions with potential additional sources of financing to fund cash payments under the Plan. Such additional financing, if available, may dilute the recovery, if any, to holders of the Company’s common stock.

Information contained in the Plan and the Disclosure Statement is subject to change, whether as a result of amendments or supplements to the Plan or Disclosure Statement, third-party actions, or otherwise, and should not be relied upon by any party. Copies of the Plan and the Disclosure Statement are attached hereto as Exhibits 99.1 and 99.2, respectively.

This Current Report on Form 8-K is not a solicitation to accept or reject the proposed Plan. Any such solicitation will be made pursuant to and in accordance with a court-approved disclosure statement, as may be amended from time to time, and applicable law, including orders of the Bankruptcy Court.

On September 23, 2020, contemporaneously with the filing of the Plan and Disclosure Statement, the Debtors filed an expedited motion for entry of an order (1) approving sale and bidding procedures in connection with a potential sale of assets of the Debtors, (2) authorizing the sale of assets free and clear of all liens, claims, encumbrances and other interests, and (3) granting related relief (the “Bidding Procedures Motion”). The Debtors believe that the concurrent prosecution of a plan of reorganization and a court-approved process for bidding and potential sale of substantially all of their assets will allow the Debtors to assess the relative benefits of a plan of reorganization and a sale.

The Disclosure Statement includes certain financial projections (the “Financial Projections”). The Financial Projections were not prepared with a view toward compliance with the published guidelines of the Securities and Exchange Commission or the guidelines established by the Public Company Accounting Oversight Board and should not be relied upon to make an investment decision with respect to the Company. The Financial Projections do not purport to present the Company’s financial condition in accordance with GAAP, and have not been reviewed by the Company’s independent registered public accounting firm. Any financial projections or forecasts therein or as otherwise presented in the Disclosure Statement and the exhibits thereto are only estimates and reflect numerous assumptions with respect to financial condition, business and industry performance, general economic, market and financial conditions, and other matters, all of which are difficult to predict, and many of which are beyond the Company’s control. Accordingly, there can be no assurance that the assumptions made in preparing the Financial Projections will prove to be accurate. It is expected that there will be differences between actual and projected results, and the differences may be material, including due to the occurrence of unforeseen events occurring subsequent to the preparation of the Financial Projections. The disclosure of the Financial Projections should not be regarded as an indication that the Company or its affiliates or representatives consider the Financial Projections to be a reliable prediction of future events, and the Financial Projections should not be relied upon as such. The statements in the Financial Projections speak only as of the date such statements were made, or any earlier date indicated therein. Except as required by law, the Company disclaims any obligation to publicly update the Financial Projections to reflect circumstances existing after the date when the Financial Projections were filed with the Bankruptcy Court or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Financial Projections are shown to be in error. The statements provided in the Financial Projections are subject to all of the cautionary statements and limitations described herein, therein and under the caption “Cautionary Notice Regarding Forward-Looking Statements.”

The information furnished in this Item 7.01 of this Current Report on Form 8-K and the documents attached hereto as Exhibits 99.1 and 99.2 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Cautionary Statement Regarding Trading in the Company’s Common Stock

The Company cautions that trading in the Company’s common stock during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s common stock may bear little or no relationship to the actual recovery, if any, by holders of the Company’s common stock in the Chapter 11 Cases.

Cautionary Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995, which are based on management’s current expectations, estimates and projections. Forward looking statements include the Analysis and Projections and statements regarding the Company’s plans with respect to the Chapter 11 Cases, the Company’s plan to continue its operations while it works to complete the Chapter 11 process and other statements regarding the Company’s proposed reorganization, financing, strategy, future operations, performance and prospects. These forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from the expectations expressed in the Company’s forward-looking statements. These risks, uncertainties and events also include, but are not limited to, the following: the Company’s ability to obtain timely approval of the Bankruptcy Court with respect to motions filed in the Chapter 11 Cases; pleadings filed that could protract the Chapter 11 Cases; the Bankruptcy Court’s rulings in the Chapter 11 Cases, and the outcome of the Chapter 11 Cases generally; the Company’s ability to comply with the restrictions imposed by the terms and conditions of the DIP ABL Credit Agreement, including the Company’s ability to maintain certain minimum liquidity requirements and obtain approval of a plan of reorganization or sale of all of its assets by agreed upon deadlines; the Company’s ability to obtain any necessary financing; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; the Company’s ability to continue to operate its business during the pendency of the Chapter 11 Cases; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; the effectiveness of the overall restructuring activities pursuant to the Chapter 11 Cases and any additional strategies the Company may employ to address its liquidity and capital resources; the actions and decisions of creditors and other third parties that have an interest in the Chapter 11 Cases; risks associated with third parties seeking and obtaining authority to terminate or shorten the Company’s exclusivity period to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the Chapter 11 proceeding to a Chapter 7 proceeding; increased legal and other professional costs necessary to execute the Company’s restructuring; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties as a result of the Chapter 11 Cases; the trading price and volatility of the Company’s common stock and the effects of the delisting from The Nasdaq Stock Market; litigation and other risks inherent in a bankruptcy process; the effects and length of the novel coronavirus pandemic; and the other factors listed in the Company’s filings with the Securities and Exchange Commission.

Except as may be required by law, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date on which the statements were made or to reflect the occurrence of unanticipated events. Investors are cautioned not to place undue reliance on any forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Proposed Plan of Reorganization

99.2	Proposed Disclosure Statement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUESDAY MORNING CORPORATION

Date: September 24, 2020	By:	/s/ Bridgett C. Zeterberg
Bridgett C. Zeterberg
Executive Vice President Human Resources,
General Counsel and Corporate Secretary

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